Exhibit 10.1

8x8, Inc.
2006 Stock Option Agreement

1. Grant of Option. 8x8, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant (the "Notice of Grant"), an option (the "Option") to purchase a total number of shares of common stock of the Company, par value $0.001 per share (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 2006 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Stock Option Agreement (this "Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. The Option has been granted as an incentive to the Optionee's continued employment or other association with the Company, and in all respects subject to such continued employment or other association and all other terms and conditions of this Agreement. By accepting the Option, the Optionee is agreeing to be bound by all of the terms of this Agreement with respect to such Option grant. The Optionee confirms and acknowledges that the Optionee has received and reviewed a copy of the Plan.

If designated an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise of Option. The Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 6, 7, and 9 of the Plan as follows:

(i) Right to Exercise.

(a) Unless otherwise stated in the Notice of Grant, the Option shall vest and become exercisable with respect to one-fourth of the Shares at the first anniversary of the Grant Date (set forth in the Notice of Grant) and as to one thirty-sixth of the remaining Shares subject to the Option at the end of each successive month thereafter until all of the Shares subject to the Option have vested, subject to the Optionee's continuing status as an Employee.

(b) In the event of the Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Subsection 2(i)(c).

(c) In no event may the Option be exercised after the date of expiration of the term of the Option as set forth in the Notice of Grant.

(d) No fraction of a Share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of Shares covered by the Option shall cause such number to include a fraction of a Share, such number of Shares shall be adjusted to the nearest smaller whole number of Shares.

(ii) Method of Exercise. In order to exercise any portion of the Option which has vested, the Optionee shall notify the Company in writing of the election to exercise the Option ("Notice of Exercise"), in the form attached hereto as Exhibit A, which Notice of Exercise shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice of Exercise shall be accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt of the Company of such Notice of Exercise accompanied by the Exercise Price.

No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares. The certificate or certificates representing Shares as to which the Option has been exercised shall be registered in the name of the Optionee.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or in combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check.

In accordance with Section 6.3(a) of the Plan, the Optionee may elect to pay the exercise price by authorizing a third party to sell Shares subject to the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

4. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, and the per share exercise price of the Option, shall be proportionately adjusted for certain corporate actions in accordance with and pursuant to Section 4.2 of the Plan. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares of Stock subject to the Option.

5. Restrictions on Exercise. The Option may only be exercised with respect to any portion hereof which has vested in accordance with Section 2(i)(a) above. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation.. Furthermore, the method and manner of payment of the Exercise Price will be subject to the rules under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificate(s) for the Shares issued upon exercise of the Option may bear appropriate legends restricting transfer.

6. Termination of Relationship. In the event of termination of the Optionee's consulting relationship or continuous status as an Employee, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice of Grant. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

7. Disability of the Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of the Optionee's continuous status as an Employee as a result of total and permanent disability, the vested portion of the Option may be exercised in accordance with the provisions of Section 6.4(i) of the Plan.

8. Death of the Optionee. In the event of the death of the Optionee, the vested portion of the Option may be exercised in accordance with the provisions of Section 6.4(ii) of the Plan.

9. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option may not be exercised more than ten (10) years from the Grant Date set forth in the Notice of Grant. The Option may be exercised only within the terms set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

11. Not Employment Contract. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law.

12. Income Tax Withholding.

(a) The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by federal, state or local laws as a result of the exercise of the Option.

(b) Any adverse consequences incurred by the Optionee with respect to the use of shares of Stock to pay any part of the Exercise Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee.

13. Adjustments in Acquisitions.

The Option will terminate in the event of a Change in Control if the Optionee remains employed by the Company or one of its Affiliates as of the date of the Change in Control, which means the closing date thereof, and the Option is not assumed or replaced by Acquiror in accordance with the provisions of Section 9.1(b) of the Plan.

The Board may, upon a Change in Control, provide for acceleration of the exercisability and vesting of any or all outstanding Options, or cancel any Option outstanding in exchange for a payment, with respect to each such vested share of Stock, in cash, stock of a party to the Change in Control or other property in accordance with Sections 9.1(a) and (c) of the Plan.

THIS AGREEMENT is binding upon the parties and entered into effective as of the date set forth in the Notice of Grant.

8x8, Inc.
 a Delaware corporation.

By: ______________________________
     Dan Weirich
     Chief Financial Officer

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE, IN ANY WAY, WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

The Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that the Optionee is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and the Option in their entirety, has had an opportunity to obtain advice of counsel prior to executing the Option and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

___________________________________
Optionee (Print Name)
___________________________________
Optionee (Signature)
___________________________________
Address
___________________________________
City, State, Zip Code

___________________________________ Date

CONSENT OF SPOUSE/DOMESTIC PARTNER

I, the Optionee, hereby agree that my spouse's/domestic partner's interest in the shares of Stock subject to said Option Agreement shall be irrevocably bound by the Option Agreement's terms. I further agree that all community property interests of mine and my spouse's or domestic partner's in such shares, if any, shall similarly be bound by said Option Agreement and that such consent is binding upon our executors, administrators, heirs and assigns. I represent and warrant to the Company that I have the authority to bind my spouse/domestic partner with respect to the Option and the Shares. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Option Agreement and this consent.

___________________________________
Optionee (Print Name)
___________________________________
Optionee (Signature)
___________________________________
Address
___________________________________
City, State, Zip Code

___________________________________ Date

EXHIBIT A

8x8, INC.

NOTICE OF EXERCISE OF STOCK OPTION

I __________________________ (print legibly) hereby elect to exercise the following stock options(s) granted to me by 8x8, Inc. (the "Company") under its 2006 Stock Plan (the "Plan"). All shares being purchased are fully vested and exercisable pursuant to Section 2 of the listed Option Agreement.

1. Shares at $ ______________ per share (Grant Date): _______________)

2. Shares at $ ______________ per share (Grant Date): _______________)

3. Shares at $ ______________ per share (Grant Date): _______________)

4. Shares at $ ______________ per share (Grant Date): _______________)

Cash exercise in the amount of $ ______________

Shares purchased under the Plan should be issued to me as follows:

Name: ___________________________________

If you choose to include your spouse, you must designate below how you wish your shares to be registered by checking the appropriate box. If we receive no designation, the shares will be designated as Joint Tenants.

_________ Joint Tenants _________ Tenants in Common	_________ Community Property _________ Tenancy by Entirety

Verification by _________________________________ Stock Administration

Certificate to be delivered to (complete item 1 or 2 below)

1. Employee	Home Address: __________________________ __________________________

2. (Insert Name of Second Broker) Contact Name & Number:	_______________________________ Acct #: ________________________ _______________________________

Signature: _____________________________

Date: ________________________________

Social Security No.: _____________________
                              [For Company Use Only]

As of the date set forth above, the above named person has the vested right to exercise the number of shares set forth above.

Date: ____________________________________	___________________________________

Amount due Company: $ _________________

8x8, Inc. Stock Administration
3151 Jay Street
Santa Clara, California 95054
(408)727-1885